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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  May 30, 2003
                                  ------------
                Date of report (Date of earliest event reported)


                            JAG Media Holdings, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


     Nevada                        000-28761                   88-0380546
     ------                        ---------                   ----------
(State or Other              (Commission File Number)        (IRS Employer
Jurisdiction of                 Identification No.)
 Incorporation)


6865 SW 18th Street, Suite B13, Boca Raton, Florida             33433
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (561) 393-0605
                                 --------------
              (Registrant's telephone number, including area code)



                            ------------------------
             (Former Name or Address, if Changed Since Last Report)



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Item 1(b).        Changes in Control of Registrant.

On May 30, 2003, JAG Media Holdings, Inc. (the "Company") entered into a third amendment to that certain Letter of Intent, dated February 14, 2003 (as first amended April 15, 2003 and further amended April 30, 2003, the "Letter of Intent"), to acquire OIL@WORK Group, Inc.("OIL@WORK"), pursuant to which the Company and OIL@WORK agreed to extend the Termination Date (as defined in the Letter of Intent) to June 16, 2003.

A copy of the Letter of Intent was previously filed on February 18, 2003 with the Securities and Exchange Commission as Exhibit 99.2 to the Company's Current Report on Form 8-K. A copy of the First Amendment to the Letter of Intent was previously filed on April 15, 2003 with the Securities and Exchange Commission as Exhibit 99.1 to the Company's Current Report on Form 8-K, and a copy of the Second Amendment to the Letter of Intent was previously filed on May 1, 2003 with the Securities and Exchange Commission as Exhibit 99.1 to the Company's Current Report on Form 8-K. A copy of the Third Amendment to the Letter of Intent is attached hereto as Exhibit 99.1 and incorporated by reference herein.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

99.1 Third Amendment to Letter of Intent, dated May 30, 2003, among the Company, OIL@WORK and certain stockholders of OIL@WORK.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            JAG MEDIA HOLDINGS, INC.


Date: May 30, 2003                          By:   /s/ Thomas J. Mazzarisi
                                               -----------------------------
                                               Name:  Thomas J. Mazzarisi
                                               Title: Executive Vice President





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                                INDEX TO EXHIBITS

Exhibit No.    Description                                                Page
-----------    -----------                                                ----

99.1           Third Amendment to Letter of Intent,
               dated May 30, 2003, among the Company,
               OIL@WORK and certain stockholders of OIL@WORK                5





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